Exhibit 10.1

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is dated as of October 29, 2004, and is entered into by and among BEACON SALES ACQUISITION, INC. (“Borrower”) and the Domestic Subsidiary Guarantors which are signatories hereto (together with Borrower, “Obligors”); GENERAL ELECTRIC CAPITAL CORPORATION, for itself as a Lender, as L/C Issuer and as Agent; and the Lenders which are signatories hereto.

WHEREAS, Agent, Lenders and Obligors are parties to a certain Second Amended and Restated Loan and Security Agreement dated as of March 12, 2004 (as such agreement has been or may hereafter be from time to time amended, supplemented or otherwise modified, the “Loan Agreement”); and

WHEREAS, the parties desire to amend the Loan Agreement as hereinafter set forth;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Definitions. Capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2.                                      Amendment to Loan Agreement.

2.1                                 Paragraph (B) of the Financial Covenants Rider to the Loan Agreement is hereby amended t read as follows:

B.                                     Capital Expenditure Limits. The aggregate amount of all Capital Expenditures, Capital Leases with respect to fixed assets of Borrower and its Subsidiaries (which shall be considered to be expended in full on the date such Capital Lease is entered into) and other contracts with respect to fixed assets initially capitalized on Borrower’s or any Subsidiary’s balance sheet prepared in accordance with GAAP (which shall be considered to be expended in full on the date such contract is entered into) (excluding, in each case, expenditures for trade-ins and replacement of assets to the extent funded with casualty insurance proceeds and excluding the purchase price allocated to fixed assets acquired in connection with a Permitted Acquisition) will not exceed $12,000,000 in any Fiscal Year. Fifty percent (50%) of the amount set forth above not made in any Fiscal Year may be carried over for one year only to the next Fiscal Year; provided, however, any carried-over amount will be deemed used only after all otherwise permitted amounts for that Fiscal Year have been used.

3.                                      Conditions.     The effectiveness of this Agreement is subject to the following conditions precedent (unless specifically waived in writing by Agent and Requisite Lenders):

3.1                                 Obligors, Agent and Requisite Lenders shall have executed and delivered this Agreement.

3.2                                 Beacon Canada, Canadian Facility Agent and Canadian Facility Lenders shall have entered into an amendment to the Canadian Facility Credit Agreement in form and substance satisfactory to Agent, together with a reaffirmation by Beacon Canada of its obligations under the Loan Documents to which it is a party.

4.                                      Representations and Warranties.  To induce Agent and Lenders to enter into this Agreement, Obligors represent and warrant to Agent and Lenders:

(a)                                  that the Loan Parties have all requisite organizational power and authority to enter into, and carry out the transactions contemplated by, this Agreement and all other agreement and documents executed in connection therewith to which such Loan Parties are parties.

(b)                                 that the execution, delivery and performance of this Agreement and all other agreements and documents executed in connection therewith have been duly authorized by all requisite action on the part of the Loan Parties which are parties thereto and that this Agreement has been duly executed and delivered by Borrower;

(c)                                  that each of the representations and warranties set forth in Section 4 of the Loan Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof; and

(d)                                 that, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

5.                                      Severability.     Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.                                      Counterparts.     This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

7.                                      Ratification.     Except as expressly set forth herein, the terms and provisions set forth in this Agreement shall not be deemed to be a modification or waiver of any term or condition of the Loan Agreement. The terms and provisions of the Loan Agreement, as amended hereby, and the other Loan Documents are ratified and confirmed and shall continue in full force and effect and all Collateral encumbered by any of the Loan Documents will continue to secure, to the fullest extent possible, the payment and performance of all Obligations under or in respect of the Loan Agreement or any of the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BEACON SALES ACQUISITION, INC.

By:	/s/ David R. Grace
Title:	CFO

QUALITY ROOFING SUPPLY COMPANY, INC.

By:	/s/ David R. Grace
Title:	CFO

BEACON CANADA, INC.

By:	/s/ David R. Grace
Title:	CFO

BEST DISTRIBUTING CO.

By:	/s/ David R. Grace
Title:	CFO

THE ROOF CENTER, INC.

By:	/s/ David R. Grace
Title:	CFO

WEST END LUMBER COMPANY, INC.

By:	/s/ David R. Grace
Title:	CFO

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, an L/C Issuer and a Lender

By:	/s/ John M. Steidue
Its Authorized
Signatory:	John M. Steidue

FLEET CAPITAL CORPORATION, as Syndication Agent, and as a Lender

By:	/s/ Jason Riley
Title:	VP

LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as a Lender

By:	/s/ Andrew Heinz
Title:	VICE PRESIDENT

WASHINGTON MUTUAL BANK, as a Lender

By:	/s/ Deborah Saffie
Title:	Vice President

CONSENT AND REAFFIRMATION (HOLDINGS)

The undersigned hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Loan and Security Agreement; (ii) consents to Obligors’ execution and delivery thereof; and (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of Borrower to Agent and Lenders pursuant to the terms of that certain Guaranty dated as of March 12, 2004 (the “Holdings Guaranty”) and reaffirms that the Holdings Guaranty is and shall continue to remain in full force and effect and that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all obligations under or in respect of the Holdings Guaranty and such other Loan Documents. Although the undersigned has been informed of the matters set forth herein and has acknowledged and consented to same, the undersigned understands that Agent and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or consent to future agreements or waivers, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of such Agreement.

BEACON ROOFING SUPPLY, INC.

By:	/s/ David R. Grace
Name:	David R. Grace
Title:	CFO